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                                                                      EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement File Nos. 033-63359, 333-64977 and 333-66419.

                                              /s/ Arthur Andersen LLP
                                            ------------------------------------
                                             ARTHUR ANDERSEN LLP



Minneapolis, Minnesota,
 September 28, 2000





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